Stock Based Compensation	12 Months Ended
Dec. 31, 2013
Stock Based Compensation
Stock Based Compensation

Note 14 - Stock Based Compensation

Options to buy stock have been granted to key employees under an incentive stock option plan to provide them with additional equity interests in ChoiceOne. ChoiceOne recognized compensation expense of $0 in 2013, $0 in 2012, and $5,000 in 2011 in connection with stock options during these years. The Amended and Restated Executive Stock Incentive Plan under which the stock options were granted expired in 2012. A new Stock Incentive Plan was approved by the Registrant’s shareholders at the Annual Meeting held on April 25, 2012. The new plan provides for the issuance of up to 100,000 shares of common stock. At December 31, 2013, there were 100,000 shares available for future grants.

A summary of the activity in the plan follows:

	2013		2012		2011
		Weighted		Weighted		Weighted
		average		average		average
		exercise		exercise		exercise
	Shares	price	Shares	price	Shares	price

Options outstanding, beginning of year	40,725	$16.99	46,656	$16.62	49,232	$16.46
Options granted	—	—	—	—	—	—
Options exercised	2,100	$13.70	2,625	$13.70	2,576	$13.44
Options forfeited or expired	—	—	3,306	$13.04	—	—
Options outstanding, end of year	38,625	$17.29	40,725	$16.99	46,656	$16.62

Options exercisable at December 31	38,625	$17.29	40,725	$16.99	46,656	$16.62

The range of prices for options outstanding and exercisable at the end of 2013 ranged from $13.50 to $21.43 per share. The weighted average remaining contractual life of options outstanding and exercisable at the end of 2013 was approximately 2.32 years. A total of 10,000 options had an exercise price lower than ChoiceOne’s closing stock price as of the end of 2013, while 28,625 options had an exercise price higher than the closing stock price. Information pertaining to options outstanding at December 31, 2013 is as follows:

Exercise price of stock options:	Number of options outstanding at year-end	Number of options exercisable at year-end	Average remaining contractual life (in years)
$13.50	10,000	10,000	4.07
$16.31	6,299	6,299	0.06
$17.95	9,500	9,500	3.05
$18.85	6,000	6,000	2.05
$21.43	6,826	6,826	1.05

The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. ChoiceOne uses historical data to estimate the volatility of the market price of ChoiceOne stock and employee terminations within the valuation model. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. No options were granted in 2013, 2012, or 2011.

There were no shares that were vested during 2013. As of December 31, 2013, there was no unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the plan.

ChoiceOne granted Restricted Stock Units effective July 1, 2013 to a select group of employees under the Stock Incentive Plan of 2012. All of the Restricted Stock Units are initially unvested and vest in three annual installments on each of the next three anniversaries of the grant date. Certain additional vesting provisions apply. Each unit, once vested, is settled by delivery of one share of ChoiceOne common stock. ChoiceOne recognized compensation expense of $11,000 in 2013 in connection with restricted stock units for current participants during these years. At December 31, 2013 there were 3,300 units issued with an approximate stock value of $62,000.